Janus Investment Fund

Class D Shares

Supplement dated June 29, 2018

to Currently Effective Prospectuses

Effective June 29, 2018, the Funds’ Prospectuses are amended as follows:

1.	The following table replaces in its entirety the corresponding table under “Purchase and Sale of Fund Shares” in the Fund Summary section of the Funds’ Prospectuses:

Minimum Investment Requirements
To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50

2.	The following replaces in its entirety the corresponding information under “Shareholder’s Manual” in the “Minimum Investments” section of the Funds’ Prospectuses:

To open a new regular Fund account	$2,500
To open a new regular Fund account with an automatic investment program of $50 per month	$100
To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $50 per month	$100
To add to any existing type of Fund account without an automatic investment program	$50

* The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part. Participants in certain retirement plans, including but not limited to, Janus Henderson prototype Money Purchase Pension and Profit Sharing plans, SEP IRAs, SARSEP IRAs, or outside qualified retirement plans, may not be subject to the stated minimums. Employees of JHG and its subsidiaries may open Fund accounts for $100.

3.	The following bullet replaces in its entirety the fourth bullet under “Shareholder’s Manual” in the “Exchanges” section of the Funds’ Prospectuses:

•	New regular Janus Henderson fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus Henderson fund account you are exchanging from is less than $2,500 ($100 for new regular Fund accounts with an automatic investment program of $50 per month). (If your Janus Henderson fund account balance does not meet the minimum investment requirements, you may be subject to an annual minimum balance fee or account closure. For more information, refer to “Minimum Investment Requirements.”)

4.	The following bullet replaces in its entirety the seventh bullet under “Shareholder’s Manual” in the “Exchanges” section of the Funds’ Prospectuses:

•	Exchanges between existing Janus Henderson fund accounts must meet the $50 subsequent investment requirement.

Please retain this Supplement with your records.